SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2002

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California		94105

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         On August 8, 2002, Del Monte Foods Company issued a press release announcing its earnings for the fourth quarter ended June 30, 2002, and its fiscal 2002 year end results.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit	Description

99.1	Del Monte Foods Company Press Release dated August 8, 2002.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: August 8, 2002	By:	/s/ David L. Meyers Name: David L. Meyers Title: Executive Vice President, Administration and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Del Monte Foods Company Press Release dated August 8, 2002.

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